Ex 10.226

After Recording Return To:

Legendary A-1 Bonds, LLC

c/o Legendary Capital

Attn: General Counsel

1635 43rd Street South, Suite 205

Fargo, North Dakota  58103

DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES, ASSIGNMENT OF RENTS, AND FINANCING STATEMENT

THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES, ASSIGNMENT OF RENTS, AND FINANCING STATEMENT (as amended, modified or restated from time to time, this “Deed of Trust”) is made on the date stated below among the Grantor, Lender, and Trustee who are identified and whose addresses are stated below.  By signing this Deed of Trust, Grantor agrees to the terms and conditions and makes the covenants stated in this Deed of Trust.

DATE:August 3, 2022

GRANTOR:LF3 RIFC, LLC, a Delaware limited liability company

LF3 RIFC TRS, LLC, a Delaware limited liability company

1635 43rd Street South, Suite 205

Fargo, North Dakota  58103

LENDER:LEGENDARY A-1 BONDS, LLC, a Delaware limited liability company

1635 43rd Street South, Suite 205

Fargo, North Dakota  58103

TRUSTEE:	PUBLIC TRUSTEE OF THE COUNTY OF LARIMER, STATE OF COLORADO

NOTE:

That certain TRANCHE 1 PROMISSORY NOTE dated as of even date herewith, in the original principal amount of TEN MILLION TWO HUNDRED NINETY-EIGHT THOUSAND FIVE HUNDRED THIRTY-FIVE AND NO/100 DOLLARS ($10,298,535.00), executed by Grantor and payable to Lender in accordance with the terms and conditions stated therein (as the same may be amended, modified or restated from time to time, the “Note”) having a maturity date of August 2, 2023 or August 2, 2024, if extended pursuant to the terms and conditions of the Note.

LAND:The land described in Exhibit A attached hereto and made a part hereof for all purposes.

ARTICLE I
SECURITY
1.01CONVEYANCE IN TRUST.  For value received, the receipt and sufficiency of which Grantor acknowledges, and to secure the payment of the Indebtedness described in Section 2.01 and performance of the covenants and agreements of Grantor stated in this Deed of Trust, Grantor hereby irrevocably grants, sells, conveys, transfers, pledges, sets over and assigns to Trustee the Property described in Section 1.02, including without limitation, the Land, to the Trustee in trust, with power of

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sale and right of entry, TO HAVE AND TO HOLD the Property and all parts thereof unto Trustee, its successors and assigns, for Lender’s proper use, benefit and advantage forever, subject, however, to the terms, covenants and conditions herein contained and Grantor does hereby bind itself, and its successors and assigns to WARRANT AND DEFEND the title to the Property unto Trustee and Lender against every person whomsoever lawfully claiming or to claim the same or any part thereof, in all instances, for the benefit of the Lender.
1.02PROPERTY.  The Property covered by this Deed of Trust includes the Land and the following items described in this Section 1.02, whether now owned or hereafter acquired by Grantor, all of which, including replacements and additions thereto, shall be deemed to be and remain a part of the Property covered by this Deed of Trust, and all rights, hereditaments and appurtenances pertaining thereto, all of which are referred to as the “Property”:
(a)	Any and all buildings, improvements (including, but not limited to, roads, curbs, gutters, public utilities, and drainage systems), and tenements now or hereafter attached to or placed, erected, constructed, or developed on the Land (the “Improvements”);
(b)	All equipment, fixtures, furnishings, inventory, and articles of personal property (the “Personalty”) now or hereafter attached to or used in or about the Improvements or that are necessary or useful for the complete and comfortable use and occupancy of the Improvements for the purposes for which they were or are to be attached, placed, erected, constructed or developed, or which Personalty is or may be used in or related to the planning, development, financing or operation of the Improvements, and all renewals of or replacements or substitutions for any of the foregoing, whether or not the same are or shall be attached to the Land or Improvements;
(c)	All water and water rights, timber (including, without limitation “timber to be cut” as used in the Code), crops, and mineral interest pertaining to the Land;
(d)	All building materials and equipment now or hereafter delivered to and intended to be installed in or on the Land or the Improvements;
(e)	All plans and specifications for the Improvements and for any future development of or construction on the Land and all contracts and subcontracts relating to the construction of the Improvements on the Land;
(f)	All rights (but not Grantor’s obligations) under any contracts relating to the Land, the Improvements or the Personalty;
(g)	All deposits (including tenant security deposits), bank accounts, funds, deeds of trust, notes or chattel paper arising from or by virtue of any transactions related to the Land, the Improvements or the Personalty;
(h)	All rights (but not Grantor’s obligations) under any documents, contract rights, accounts, commitments, construction contracts (and all payment and performance bonds, statutory or otherwise, issued by any surety in connection with any such construction contracts, and the proceeds of such bonds), architectural contracts, engineering contracts, and general intangibles (including without limitation trademarks, trade names, and symbols) arising from or by virtue of any transactions related to the Land, the Improvements, or the Personalty;
(i)	All permits, licenses, franchises, certificates, and other rights and privileges now owned or held or hereafter obtained in connection with the Land, the Improvements, or the Personalty;

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(j)	All development rights, utility commitments, water and wastewater taps, living unit equivalents, capital improvement project contracts, utility construction agreements with any governmental authority, including municipal utility districts, or with any utility companies (and all refunds and reimbursements thereunder) relating to the Land or the Improvements;
(k)	All proceeds arising from or by virtue of the sale, lease or other disposition of the Land, the Improvements, or the Personalty;
(l)	All proceeds (including premium refunds) of each policy of insurance relating to the Land, the Improvements, or the Personalty;
(m)	All proceeds from the taking of any of the Land, the Improvements, the Personalty or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof, including change of grade of streets, curb cuts or other rights of access, for any public or quasi-public use under any law;
(n)	All right, title, and interest in and to all streets, roads, public places, easements, and rights-of-way, existing or proposed, public or private, adjacent to or used in connection with, belonging or pertaining to the Land;
(o)	All of the Leases (as hereafter defined), rents, royalties, bonuses, issues, profits, revenues, or other benefits of the Land, the Improvements, or the Personalty, including without limitation cash or securities deposited pursuant to Leases to secure performance by the tenants of their obligations thereunder (subject to the assignment of Rents below);
(p)	All consumer goods located in, on, or about the Land or the Improvements or used in connection with the use or operation thereof; however, neither the term “consumer goods” nor the term “Personalty” includes clothing, furniture, appliances, linens, china, crockery, kitchenware, or personal effects used primarily for personal, family, or household purposes;
(q)	All other interest of every kind and character that Grantor now has or at any time hereafter acquires in and to the Land, Improvements, and Personalty and all property that is used or useful in connection therewith, including rights of ingress and egress and all reversionary rights or interests of Grantor with respect to such property and all of Grantor’s rights (but not Grantor’s obligations) under any covenants, conditions, and restrictions for the Land, as the same may be amended from time to time, including Grantor’s rights, title, and interests thereunder as declarant or developer, if applicable; and
(r)	All products and proceeds of the Personalty described in this Section 1.02 (the Personalty and other personal property described in this Section 1.02 being sometimes collectively referred to as the “Personal Property”).
ARTICLE II
INDEBTEDNESS
2.01INDEBTEDNESS.  The indebtedness secured by this Deed of Trust (the “Indebtedness”) shall mean and include the following:
(a)	The Indebtedness (as defined in the Loan Agreement) including any and all sums becoming due and payable pursuant to the Note;

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(b)	Any and all other sums becoming due and payable by Grantor to Lender as a result of advancements made by Lender pursuant to the terms and conditions of this Deed of Trust or any other Loan Documents securing or executed in connection with or otherwise relating to the Note, including without limitation the repayment of any future advances made by Lender to Grantor as provided in paragraph (c) below and the repayment of any sums advanced for the protection of Lender’s security pursuant to this Deed of Trust;
(c)	Grantor and Lender contemplate that Lender will, from time to time, engage in various transactions and that from time to time other circumstances may arise, in which Grantor becomes obligated to Lender. Therefore, the conveyance made by this Deed of Trust, in addition to being made to secure payment of the Note, is also made in trust to secure and enforce the payment of all other indebtedness and obligations of Grantor to Lender whether presently existing, or in any manner or means hereafter incurred by Grantor, and evidenced in any manner by any of the Loan Documents, including any renewal and extension of the Note, or of any part of any present or future indebtedness or other obligations, of Grantor under any of the Loan Documents. The fact of repayment of all Indebtedness, and performance of all other obligations, of Grantor, to Lender shall not terminate the lien arising hereunder unless the same be released by Lender at the request of Grantor; but otherwise it shall remain in full force and effect to secure all future advances, indebtedness and other obligations, regardless of any additional security that may be taken as to any past or future indebtedness or other obligations; and
(d)	Any and all renewals, extensions, replacements, rearrangements, substitutions, or modifications of the Indebtedness, or any part of the Indebtedness.
2.02OTHER LOAN DOCUMENTS.  The term “Loan Documents” as used herein means this Deed of Trust, the Note, any guaranty and the other agreements, instruments and documents evidencing, securing, governing, guaranteeing or pertaining to the Note (including, but not limited to that certain Loan Agreement dated as of June 7, 2022, between Lender and Grantor (as amended, modified or restated from time to time, the “Loan Agreement”)).  This Deed of Trust shall also secure the performance of all obligations and covenants of Grantor under this Deed of Trust and the other Loan Documents.
2.03PAYMENT OF PRINCIPAL AND INTEREST.  Grantor shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, and prepayment and late charges provided in the Note and all other sums secured by this Deed of Trust.
2.04APPLICATION OF PAYMENTS.  Unless this Deed of Trust or applicable law provides otherwise, all payments received by Lender under the Note or this Deed of Trust shall be applied by Lender in the following order of priority: (a) amounts payable to Lender under this Deed of Trust; (b) sums payable to Lender under the Note, to be applied to principal or interest as Lender may determine in its discretion; and (c) any other sums secured by this Deed of Trust in such order as Lender, at Lender’s option, may determine.
2.05GUARANTOR.  The term “Guarantor” shall include any person, company, or entity obligated to pay or guaranteeing collection of all or any portion of the Indebtedness, directly, or indirectly.
2.06SUBROGATION TO EXISTING LIENS; VENDOR’S LIEN.  To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Lender at Grantor’s request, and Lender shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the secured indebtedness, but the terms and provisions of this Deed of Trust shall govern and

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control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Lender is subrogated hereunder.  It is expressly understood that, in consideration of the payment of such indebtedness by Lender, Grantor hereby waives and releases all demands and causes of action for offsets and payments in connection with the said indebtedness.  If all or any portion of the proceeds of the Indebtedness evidenced by the Note or of any other secured indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Property, no vendor’s lien is waived; and Lender shall have, and is hereby granted, a vendor’s lien on the Property as cumulative additional security for the secured indebtedness.  To the extent allowed by law, Lender may foreclose under this Deed of Trust or under the vendor’s lien without waiving the other or may foreclose under both.
ARTICLE III
SECURITY AGREEMENT
3.01SECURITY INTEREST: This Deed of Trust shall be construed as a Deed of Trust on real property, and it shall also constitute and serve as a security agreement on personal property within the meaning of, and shall constitute, until the grant of this Deed of Trust shall terminate as otherwise provided for herein, a first and prior pledge and assignment and a first and prior lien security interest under the Uniform Commercial Code with respect to the Personalty, the fixtures related to the Land of which Grantor is the record title owner (the “Fixtures”), and the Rents. Grantor, as debtor, has granted, bargained, conveyed, assigned, transferred and set over, and by these presents does grant, bargain, convey, assign, transfer and set over unto the Secured Party  a first and prior security interest in and to all of Grantor’s right, title and interest in, to and under the Personalty and Fixtures, to secure the full and timely payment of the Note. Upon an event of default, Grantor forthwith shall gather all of the Personalty at a location designated by Lender for sale pursuant to the terms hereof. Grantor agrees to release and hold harmless Lender from any and all claims arising out of the repossession of the Fixtures and Personalty. No waiver of any default or failure or delay to exercise any right or remedy by Lender shall operate as a waiver of any other default or of the same default in the future or of any right or remedy with respect to the same or any other occurrence. All rights of Lender set forth herein shall be in addition to, and not in limitation of, any rights and remedies Lender may have by law or at equity.

3.02AUTHORIZATION TO FILE FINANCING STATEMENTS; POWER OF ATTORNEY: Grantor hereby authorizes Lender at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements with or without the signature of Grantor as authorized by applicable law, as applicable to all or part of the Personalty. For purposes of such filings, Grantor agrees to furnish any information requested by Lender promptly upon request by Lender. Grantor also ratifies Grantor’s authorization for Lender to have filed any like initial financing statements, amendments thereto and continuation statements, if filed prior to the date of this security instrument. Grantor hereby irrevocably constitutes and appoints Lender and any officer or agent of Lender, with full power of substitution, as Grantor’s true and lawful attorney in fact with full irrevocable power and authority in the place and stead of Grantor or in Grantor’s own name to execute in Grantor’s name any documents and otherwise to carry out the purposes of this section 3.02, to the extent that Grantor’s authorization above is not sufficient. To the extent not permitted by law, Grantor hereby ratifies all acts said attorneys in fact have lawfully done in the past or shall lawfully do or cause to be done in the future by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable.

3.03FIXTURE FINANCING STATEMENT:  Pursuant to the Colorado Uniform Commercial Code, this Deed of Trust shall be effective as a Financing Statement filed as a fixture filing from the date of its filing for record covering the Fixtures and Personalty. The address of Grantor, as debtor, and Lender, as Secured Party, are as set forth herein. Grantor’s organizational identification number (Delaware File Number) is 6747951 (LF3 RIFC, LLC) and 6748033 (LF3 RIFC TRS, LLC). The above

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described goods are or are to become fixtures related to the Land of which Grantor is the record title owner.

3.04UNIFORM COMMERCIAL CODE REMEDIES: The Lender shall have all the rights, remedies and recourse with respect to the Personalty, Fixtures, and Rents afforded a secured party by the aforesaid Uniform Commercial Code in addition to, and not in limitation of, the other rights, remedies and recourse afforded by the Security Documents and at law or in equity. In the event that any applicable law requires that notice be given to Grantor prior to the occurrence of the disposition of the personal property encumbered by the Financing Statement, then and in such event, five (5) calendar days’ prior notice shall be deemed sufficient.

3.05NO OBLIGATION OF TRUSTEE OR LENDER: The assignment and security interest herein granted shall not be deemed or construed to constitute the Trustee or Lender as a trustee in possession of the Land, to obligate said Trustee or Lender to operate the Land or attempt to do the same, or take any action, incur expenses or perform or discharge any obligation, duty or liability whatsoever under any leases or otherwise.

3.06STATUS OF GRANTOR. Grantor’s exact legal name is correctly set forth herein. Grantor is an organization of the type specified in the first paragraph of this Deed of Trust. Grantor is incorporated in or organized under the laws of the state specified in the first paragraph of this Deed of Trust. Grantor will not cause or permit any change to be made in Grantor’s name, identity or corporate or partnership structure unless Grantor shall have first notified Lender in writing of such change at least 30 days prior to the effective date of such change, and shall have first taken all action required by Lender for the purpose of perfecting or protecting the lien and security interest of Lender. Grantor’s principal place of business and chief executive office, and the place where Grantor keeps Grantor’s books and records, including recorded data of any kind or nature, regardless of the medium or recording, including software, writings, plans, specifications and schematics, has been for the preceding four months (or, if less, the entire period of the existence of Grantor) and will continue to be the address of Grantor set forth above (unless Grantor notifies Lender in writing at least 30 days prior to the date of such change).

ARTICLE IV
ASSIGNMENT OF LEASES
4.01ASSIGNMENT OF LEASES.  Grantor assigns to Lender, and grants to Lender a security interest in, all of Grantor’s rights, but not Grantor’s obligations, under existing and future leases, including subleases, and any and all extensions, renewals, modifications, and replacements of such leases, upon any part of the Property (the “Leases”).  Grantor also assigns to Lender all guaranties of tenant’s performance under the Leases.  Prior to an Event of Default, Grantor shall have the right, without joinder of Lender, to enforce the Leases, unless Lender directs otherwise.
4.02WARRANTIES CONCERNING LEASES AND RENTS.  Grantor represents and warrants that:
(a)	Grantor has good title to the Leases hereby assigned and authority to assign them, and no other person or entity has any right, title or interest therein;
(b)	All existing Leases are valid, unmodified and in full force and effect, except as indicated herein and no default exists thereunder;

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(c)	Unless otherwise provided herein, no Rents (as hereafter defined) or other sums owing under the Leases have been or will be assigned, mortgaged or pledged;
(d)	No Rents have been or will be anticipated, waived, released, discounted, set off or compromised; and
(e)	Except as indicated in the Leases, Grantor has not received any funds or deposits from any tenant that has not already been applied to the payment of accrued Rents.
4.03GRANTOR’S COVENANTS OF PERFORMANCE.  Grantor covenants to:
(a)	Perform all of its obligations under the Leases and give prompt notice to Lender of any failure to do so;
(b)	Give immediate notice to Lender of any notice Grantor receives from any tenant or subtenant under any Leases, specifying any claimed default by any party under such Leases;
(c)	Enforce the tenant’s obligations under the Leases;
(d)	Defend, at Grantor’s expense, any proceeding pertaining to the Leases, including, if Lender so requests, any such proceeding to which Lender is a party; and
(e)	Neither create nor permit any encumbrance upon Grantor’s interest as landlord of the Leases, except this Deed of Trust and any other encumbrances permitted by this Deed of Trust or the Loan Agreement.
4.04PRIOR APPROVAL FOR ACTIONS AFFECTING LEASES.  Grantor shall not, without the prior written consent of Lender (which shall not be unreasonably withheld or delayed):
(a)	Receive or collect Rents under any Lease more than one month in advance;
(b)	Encumber or assign future Rents;
(c)	Waive or release any obligation of any tenant under the Leases;
(d)	Cancel, terminate or modify any of the Leases, cause, permit or accept any cancellation, termination or surrender of any of the Leases, or commence any proceedings for dispossession of any tenant under any of the Leases, except upon default by the tenant thereunder;
(e)	Renew or extend any of the Leases, except pursuant to terms in existing Leases or in the ordinary course of business;
(f)	Permit any assignment of the Leases; or
(g)	Enter into any Leases after the date hereof, except in the ordinary course of business.
4.05LENDER IN POSSESSION.  Lender’s acceptance of this assignment shall not, prior to entry upon and taking possession of the Property by Lender, be deemed to constitute Lender a mortgagee in possession, nor obligate Lender to appear in or defend any proceeding relating to any of the Leases or to the Property, take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under the Leases, or assume any obligation for any deposits delivered to Grantor by any tenant and not delivered to Lender.  Lender shall not be liable for any injury or damage to person or property in or about the Property, except for its own grossly negligent acts or omissions.

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4.06SETTLEMENT FOR TERMINATION.  Grantor agrees that no settlement for damages for termination of any of the Leases under the Federal Bankruptcy Code, or under any other federal, state, or local statute, shall be made without the prior written consent of Lender, and any check in payment of such damages shall be made payable to both Grantor and Lender.  Grantor hereby assigns any such payment to Lender, to be applied to the Indebtedness as Lender may elect, and Grantor agrees to endorse any check for payment to the order of Lender.
4.07APPOINTMENT OF ATTORNEY.  Grantor hereby appoints Lender its attorney-in-fact, coupled with an interest, empowering Lender to subordinate any Leases to this Deed of Trust.
4.08INDEMNIFICATION; HOLD HARMLESS.  Grantor hereby indemnifies and holds Lender harmless from all liability, damage, or expense actually incurred by Lender from any claims under the Leases, including without limitation any claims by Grantor with respect to Rents paid directly to Lender after an Event of Default and claims by tenants for security deposits or for rental payments more than one (1) month in advance and not delivered to Lender.  All amounts indemnified against hereunder, including reasonable attorneys’ fees, if paid by Lender shall bear interest at the Maximum Rate (as defined in the Note), shall be payable to Grantor immediately without demand, and shall be secured by this Deed of Trust.
4.09RECORDS.  Upon request by Lender, Grantor shall deliver to Lender executed originals of all Leases and copies of all records relating thereto in Grantor’s possession or control.
4.10MERGER.  There shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Land without the prior written consent of Lender.
4.11RIGHT TO RELY.  Grantor authorizes and directs the tenants under the Leases to pay Rents to Lender upon written demand by Lender, without further consent of Grantor and regardless of whether Lender has taken possession of any other portion of the Property, and the tenants may rely upon any written statement by Lender to the tenants.  Any such payment to Lender shall constitute payment to Grantor under the Leases, and Grantor appoints Lender as Grantor’s lawful attorney-in-fact for giving, and is hereby empowered to give, acquaintances to any tenants for such payments to Lender after an Event of Default.
ARTICLE V
ASSIGNMENT OF RENTS
5.01ABSOLUTE ASSIGNMENT OF RENTS.  As part of the consideration for the Indebtedness and for other valuable consideration, the receipt and sufficiency of which Grantor acknowledges, Grantor hereby absolutely and unconditionally assigns and transfers to Lender all rents, issues, income, receipts, and profits from the Property, and all security deposits and other security therefor (collectively, the “Rents”), including those now due, or to become due by virtue of any Lease or other agreement for the occupancy or use of all or part of the Property, regardless of to whom the Rents are payable.  Grantor authorizes Lender or Lender’s agents to collect the Rents and directs each tenant of the Property to pay such Rents to Lender or Lender’s agents; provided, however, that prior to the occurrence of an Event of Default (as that term is defined herein), Grantor shall collect and receive all Rents as trustee for the benefit of Lender and Grantor, to apply the Rents so collected to the sums secured by this Deed of Trust as and when such sums are due and payable,with the balance, so long as no such Event of Default has occurred, to the account of Grantor.  Grantor and Lender intend that this assignment of Rents constitutes an absolute and present assignment and not an assignment for additional security only.  Subject to the foregoing, Grantor and Lender intend that Lender shall have the absolute right, power, and authority to collect the Rents.
5.02EVENT OF DEFAULT.  Upon the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Lender shall immediately be entitled to possession of all the Rents

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specified in this Article V as the same become due and payable, including without limitation Rents then due and unpaid, and all such Rents shall immediately upon delivery of such notice be held by Grantor as trustee for the benefit of Lender only; provided, however, that the written notice by Lender to Grantor of the breach by Grantor shall contain a statement that Lender exercises its rights to such Rents.  Grantor agrees to commencing upon delivery of such written notice of an Event of Default by Lender to Grantor, that each tenant of the Property shall make such Rents payable to and pay such Rents to Lender or Lender’s agents on Lender’s written demand to each tenant therefor, delivered to each tenant personally, by mail or by delivering such demand to each rental unit, without any liability on the part of any tenant to inquire further as to the existence of an Event of Default.
5.03GRANTOR’S COVENANTS.  Grantor covenants that Grantor has not executed any prior assignment of the Rents or any portion thereof, that Grantor has not performed, and will not perform, any acts and has not executed, and will not execute, any Deed of Trust which would prevent Lender from exercising its rights under this Article V and that at the time of execution of this Deed of Trust there has been no anticipation or prepayment of any of the Rents for more than thirty (30) days prior to the due dates of such Rents.  Grantor covenants that Grantor will not hereafter collect or accept payment of any Rents more than thirty (30) days prior to the due dates of such Rents without prior written consent of Lender, Grantor further covenants that Grantor will execute and deliver to Lender such further assignments of Rents as Lender may from time to time request.
5.04APPOINTMENT OF RECEIVER; POSSESSION OF THE PROPERTY.  Upon the occurrence of an Event of Default, Lender may in person, by agent or by a court-appointed receiver, regardless of the adequacy of Lender’s security, enter upon and take and maintain full control of the Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof, including without limitation the execution, cancellation or modification of Leases, the collection of Rents, the making of repairs to the Property, and the execution or termination of contracts providing for the management or maintenance of the Property, all on such terms as are deemed best to protect the security of this Deed of Trust.  In the event Lender elects to seek the appointment of a receiver for the Property upon the occurrence of an Event of Default, Grantor consents to the appointment of such receiver.  Lender or the receiver shall be entitled to receive a reasonable fee for so managing the Property.
5.05APPLICATION OF RENTS.  All Rents collected subsequent to the occurrence of an Event of Default shall be applied first to the costs, if any, of taking control of and managing the Property and collecting the Rents, including without limitation attorneys’ fees, receiver’s fees, premiums on receiver’s bonds, costs of repairs to the Property, premiums on insurance policies, taxes, assessments, and other charges on the Property, and to the costs of discharging any obligation or liability of Grantor as landlord of the Property, and then to the sums secured by this Deed of Trust.  Lender or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those Rents actually received.  Lender shall not be liable to Grantor, anyone claiming under or through Grantor or anyone having an interest in the Property by reason of anything done or left undone by Lender under this Article V.
5.06INSUFFICIENT RENTS.  If Rents are not sufficient to meet the costs, if any, of taking control of and managing the Property and collecting the Rents, any funds expended by Lender for such purposes shall become an Indebtedness of Grantor to Lender secured by this Deed of Trust.  Unless Lender and Grantor agree in writing to other terms of payment, such amounts shall be payable upon notice from Lender to Grantor requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Note, unless payment of such interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest non-usurious rate which may be collected from Grantor under applicable law.
5.07NO WAIVER; TERM.  Any entering upon and taking and maintaining of control of the Property by Lender or the receiver and any application of Rents as provided herein shall not cure or

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waive any default hereunder or invalidate any other right or remedy of Lender under applicable law or provided herein.  This assignment of the Rents shall terminate at such time as this Deed of Trust ceases to secure the Indebtedness held by Lender.
ARTICLE VI
GRANTOR’S REPRESENTATIONS, WARRANTIES, COVENANTS, AND AGREEMENTS

Grantor covenants, warrants, represents to and agrees with Lender as follows:

6.01TITLE TO PROPERTY AND LIENS OF THIS DEED OF TRUST.  Grantor has good and indefeasible title to the Land and the Improvements and good and marketable title to the Personal Property, free and clear of any liens, charges, encumbrances, security interests, and adverse claims whatsoever, except for the Permitted Exceptions (as defined in the Loan Agreement).  If the interest of Lender in the Property or any part thereof shall be endangered or shall be attacked, directly or indirectly, Grantor authorizes Lender, at Grantor’s expense, to take all necessary and proper steps for the defense of such interest, including the employment of attorneys, the prosecution or defense of litigation, and the compromise or discharge of claims made against such interest.
6.02INSURANCE.  Grantor will, at its own expense, maintain insurance with respect to the Property in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to Lender from time to time.  Each policy of insurance maintained by Grantor shall (a) name Grantor and Lender as insured parties thereunder (without any representation or warranty by or obligation upon Lender) as their interests may appear, (b) contain the agreement by the insurer that any loss thereunder shall be payable to Lender notwithstanding any action, inaction or breach of representation or warranty by Grantor, and (c) provide prior written notice of cancellation or of lapse shall be given to Lender by the insurer in accordance with the insurer’s commercial practices as adopted from time to time.
6.03TAXES AND ASSESSMENTS.  Grantor shall pay all taxes and assessments against or affecting the Property as the same become due and payable, and, upon request by Lender, Grantor shall deliver to Lender such evidence of the payment thereof as Lender may require.  If Grantor fails to do so, Lender may pay them, together with all costs and penalties thereon, at Grantor’s expense; provided, however, that Grantor may in good faith, in lieu of paying such taxes and assessments as they become due and payable, by appropriate proceedings, contest their validity.  Pending such contest, Grantor shall not be deemed in default under this Deed of Trust because of such nonpayment if Grantor complies with the terms and conditions for such contest set forth in the Loan Agreement.  In any event, the tax, assessment, penalties, interest, and costs shall be paid prior to the date on which any writ or order is issued under which the Property or any part of the Property may be sold in satisfaction thereof.
6.04TAX AND INSURANCE ESCROW.  During the existence of an Event of Default, Grantor agrees to establish reserve accounts for real estate taxes, insurance premiums, and other impositions as may be reasonably requested by Lender from time to time in accordance with the Loan Agreement.
6.05CONDEMNATION.  Grantor assigns to Lender all judgments, decrees, and awards for injury or damage, direct or consequential, to the Property, and all awards pursuant to proceedings for condemnation or other taking, whether direct or indirect, of the Property or any part of the Property.  Lender may apply any condemnation proceeds to the Indebtedness in such manner as set forth in the Loan Agreement.  Grantor shall promptly notify Lender of any action or proceeding (or threatened action or proceeding) relating to any condemnation or other taking, whether direct or indirect, of all or any part of the Property.
6.06REPAIR, WASTE, ALTERATIONS, ETC.  Grantor shall keep every part of the Property in good operating order, repair, and condition and shall not commit or permit any waste thereof.  Grantor shall make promptly all repairs, renewals, and replacements necessary to such end.  Grantor shall discharge all claims for labor performed and material furnished therefor, and shall not suffer any lien

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of mechanics or materialmen to attach to any part of the Property, except as set forth, and on the terms and conditions, in the Loan Agreement.  .
6.07NO DRILLING OR EXPLORATION.  Without the prior written consent of Lender and except pursuant to the rights of mineral owners in any Permitted Exception, there shall be no drilling or exploring for or extraction, removal, or production of minerals from the surface or subsurface of the Land.  The term “minerals” as used in this Deed of Trust shall include without limitation oil, gas, casinghead gas, coal, lignite, hydrocarbons, methane, carbon dioxide, helium, uranium and all other natural elements, compounds and substances, including sand and gravel.
6.08COMPLIANCE WITH LAWS.  Grantor, the Property, and Grantor’s use of the Property shall comply with all laws, rules, ordinances, regulations, covenants, conditions, restrictions, orders and decrees of any governmental authority or court applicable to Grantor or the Property and its use, and Grantor shall pay all fees or charges of any kind in connection therewith.  Grantor shall not initiate, participate in, or acquiesce in a change in the zoning classification of the Property without Lender’s prior written consent.
6.09CERTAIN REPORTS AND INFORMATION.  Grantor shall promptly deliver such information concerning Grantor and the Property as Lender may request.
6.10HOLD HARMLESS.  Grantor shall defend, at Grantor’s own cost and expense, and hold Lender harmless from, any proceeding or claim in any way relating to the Property, except occurring due to Lender’s gross negligence or willful misconduct or following Grantor’s transfer of the Property to Lender or its successors .  All costs and expenses actually incurred by Lender in protecting its interest under this Deed of Trust, including all court costs and reasonable attorneys’ fees and expenses, shall be borne by Grantor.  The provisions of this Section shall survive the payment in full of the Indebtedness and the release of this Deed of Trust as to events occurring and causes of action arising before any foreclosure, deed-in-lieu of foreclosure or similar proceedings by or through which Lender or any of its affiliates, nominees, successors or assigns or any other person bidding at a foreclosure sale may obtain title to the Property.
6.11FURTHER ASSURANCES.  Grantor, upon the request of Lender, shall execute, acknowledge, deliver, and record such further instruments and do such further acts as may be necessary, desirable, or proper to carry out the purposes of this Deed of Trust and to subject to the liens and security interests created by this Deed of Trust any Property intended to be covered by this Deed of Trust pursuant to their terms, including without limitation any renewals, additions, substitutions, replacements, improvements, or appurtenances to the Property.
6.12RECORDING AND FILING.  Grantor shall cause this Deed of Trust and all amendments, supplements, extensions, and substitutions thereof to be recorded, filed, re-recorded, and refiled in such manner and in such places as Lender shall reasonably request.  Grantor shall or shall cause Grantor to pay all such recording, filing, re-recording, and re-filing fees, title insurance premiums, and other charges.
6.13PAYMENT OF DEBTS.  Grantor shall promptly pay when due all obligations regarding the ownership and operation of the Property, except any such obligations which are being diligently contested in good faith by appropriate proceedings and as to which Grantor, if requested by Lender, shall have furnished to Lender security satisfactory to Lender.
6.14INSPECTION.  Lender may make or cause to be made reasonable entries upon and inspection of the Property in accordance with the terms of the Loan Agreement.
6.15PROTECTION OF LENDER’S SECURITY.

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(a)	If Grantor fails to perform the covenants and agreements contained in this Deed of Trust, or any action or proceeding is commenced which affects the Property or title thereto or the interest of Lender therein, including without limitation eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, Lender, at Lender’s option may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender’s interest, including without limitation, (i) disbursement of attorneys’ fees, (ii) entry upon the Property to make repairs, and (iii) procurement of satisfactory insurance as provided herein.
(b)	Any amounts disbursed by Lender pursuant to this Section with interest thereon, shall become additional indebtedness of Grantor secured by this Deed of Trust. Unless Grantor and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the rate stated in the Note unless collection from Grantor of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest non-usurious rate which may be collected from Grantor under applicable law. Grantor covenants and agrees that Lender shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the Indebtedness. Nothing contained in this Section shall require Lender to incur any expense or take any action under this Deed of Trust.
6.16SUBORDINATE DEED OF TRUST.  Grantor shall not, without the prior written consent of Lender, grant any lien, security interest, or other encumbrance (a “Subordinate Deed of Trust”) covering any of the Property.  If Lender consents to a Subordinate Deed of Trust or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable, any such Subordinate Deed of Trust shall contain express covenants to the effect that:
(a)	The Subordinate Deed of Trust is unconditionally subordinate to this Deed of Trust;
(b)	If any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Deed of Trust, no tenant of any of the Leases shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Lender;
(c)	Rents, if collected by or for the holder of the Subordinate Deed of Trust, shall be applied first to the payment of the Indebtedness then due and expenses incurred in the ownership, operation, and maintenance of the Property in such order as Lender may determine, prior to being applied to any indebtedness secured by the Subordinate Deed of Trust; and
(d)	Written notice of default under the Subordinate Deed of Trust and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Deed of Trust shall be given to Lender with or immediately after the occurrence of any such default or commencement.
6.17LIENS.  Grantor shall promptly discharge any lien which has, or may have, priority over or equality with, the lien of this Deed of Trust, and Grantor shall pay, when due, the claims of all person supplying labor or materials to or in connection with the Property.  Except as may be permitted in the Loan Agreement,  without Lender’s prior written permission, Grantor shall not allow any lien inferior to this Deed of Trust to be perfected against the Property.

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ARTICLE VII
EVENTS OF DEFAULT

The occurrence of any Event of Default (as defined in the Loan Agreement) shall be an Event of Default under this Deed of Trust. Further, the Grantor, for itself and its successors and assigns, agrees that it shall be an Event of Default under this Deed of Trust if Grantor consents to the Land being included within any special assessment/improvement district after the date of this Deed of Trust, without the Lender’s prior approval. Lender shall not unreasonably withhold its approval for inclusion of the Land in such a special district and may waive any such event of default provided that from time to time, at Lender’s request, the Borrower provides adequate security to the Lender to pay for any and all assessments, the lien of which is or will be superior to the lien of this Deed of Trust, in an amount and kind which is reasonable and acceptable to Lender in light of the amount of the anticipated or actual assessments upon the Land by such special districts.

ARTICLE VIII
DEFAULT AND REMEDIES

Upon the occurrence of any Event of Default, Lender shall have the right, in addition to all the remedies conferred upon Lender by law or equity, to do any or all of the following, concurrently or successively, without notice to Grantor, except to the extent required by applicable law:

(a)	Declare the Indebtedness to be, and it shall thereupon become, immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; or enter upon and take possession of the Property (or any part thereof) and do anything necessary or desirable or any part thereof, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, in its own name, without force or with such force as is permitted by law and without notice or process or with such notice or process as is required by law unless such notice and process is waivable, in which case Grantor hereby waives such notice and process, and do anything commercially reasonable or necessary to fulfill the obligations of Grantor and to sell, manage, maintain, repair and protect the Property, and, without restricting the generality of the foregoing and for the purposes aforesaid, Grantor hereby authorizes Lender (i) to pay, settle or compromise all existing bills and claims which may be liens or security interests, or to avoid such bills and claims becoming liens or security interests against the Property or as may be necessary or desirable for the clearance of title or otherwise, (ii) to execute all applications and certificates which may be required to carry out the intent and purposes hereof, (iii) to employ such contractors, subcontractors, architects and others as Lender may deem appropriate, (iv) to make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty or other property, (v) to insure or keep the Property insured, (vi) to manage and operate the Property and exercise all the rights and powers of Grantor to the same extent as Grantor could in the name of Grantor or otherwise with respect to the same, (vii) to do any and every act which Grantor might do, including, without limitation, to enter into Leases of any portion of the Property and to enter into contracts for the sale of, and to sell and convey title to, the Property or any portion thereof and Grantor agrees to execute and deliver such contracts, deeds, Leases and other instruments as may reasonably be required by Lender or Lender’s title company to carry out the intent of this Section, (viii) to prosecute or defend any and all actions or proceedings involving the Property or any fixtures, equipment or other installations thereon, and (ix) to exclude Grantor and the representatives of Grantor from the Property or any portion thereof, and Lender shall have joint access with Grantor to the books and accounts of Grantor relating to the Property; furthermore, in connection with an exercise by Lender of the foregoing remedy:

(1)Lender and its representatives shall be entitled to the entry, possession and use contemplated herein upon demand and without the consent of any party and without any legal process or

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other condition precedent whatsoever; however, if Grantor shall for any reason fail to surrender or deliver the Property or any part thereof after such demand by Lender, Lender may obtain a judgment or decree conferring on Lender the right to immediate possession or requiring the delivery of immediate possession of all or part of the Property to Lender, and Grantor hereby specifically consents to the entry of such judgment or decree;

(2)Grantor acknowledges that any denial of such entry, possession and use by Lender will cause irreparable injury and damage to Lender and agrees that Lender may forthwith sue for any remedy to enforce the immediate enjoyment of such right, and Grantor hereby waives the posting of any bond as a condition for granting such remedy; and

(3)Grantor shall pay to Lender, upon demand, all expenses (including, without limitation, reasonable attorneys’ fees and expenses) of obtaining such judgment or decree or of otherwise seeking to enforce its rights under this Deed of Trust; or

(4)collect and receive all the Rents of the Property, including those past due as well as those accruing thereafter, after deducting therefrom (A) all expenses of taking, holding, managing and operating the Property (including, without limitation, compensation for the services of all persons employed for such purposes), (B) the cost of all such maintenance, repairs, replacements, additions, betterments, improvements, purchases and acquisitions, (C) the cost of such insurance, (D) such taxes, assessments and other similar charges as Lender may determine to pay, (E) other proper charges upon the Property or any part thereof, and (F) Lender’s attorneys’ fees and expenses; and

(b)	If an Event of Default shall have occurred and be continuing, to the extent permitted by applicable law, Lender, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right, without notice and without regard to the occupancy, value or adequacy of any security for the indebtedness or the insolvency of any party bound for its payment, to the ex parte appointment of a receiver to take possession of and to operate all or any part of the Property and to collect and apply the Rents and other benefits thereof, and Grantor does hereby irrevocably consent to such appointment, waives any and all notices of and defenses to such appointment and agrees not to oppose any application therefor by Lender, but nothing herein is to be construed to deprive Lender of any other right, remedy or privilege Lender may now have under the law to have a receiver appointed, provided, however, that, the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Lender to receive payment of the Rents pursuant to other terms and provisions hereof. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Property upon such terms and conditions as said receiver may deem to be prudent and reasonable. Such receivership shall, at the option of Lender, continue until full payment of all of the Indebtedness secured hereby or until title to the Property shall have passed by foreclosure sale under this Deed of Trust or by deed in lieu of foreclosure. Lender waives to the full extent permitted by law, any express or implied requirement under common law or the laws of the State of Colorado that a receiver be appointed only ancillary to other judicial or non-judicial relief. Grantor shall pay to Lender upon demand all of Lender’s costs and expenses, including, without limitation, receiver’s fees and expenses and reasonable attorneys’ fees and expenses, incurred pursuant to this Section plus interest thereon accruing at the rate set forth in the Note, and all such amounts shall be additional indebtedness secured hereby; or immediately commence an action to foreclose this Deed of Trust or to specifically enforce its provisions or to collect any of the indebtedness secured hereby pursuant to the Colorado statutes in such case made and provided and sell the Property or cause the Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Lender:

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(1)In the event foreclosure proceedings are instituted, all expenses incident to such proceeding, including, but not limited to, attorneys’ fees and costs, shall be paid by Grantor and secured by this Deed of Trust.  The secured indebtedness and all other obligations secured by this Deed of Trust may be bid by Lender in the event of a foreclosure sale hereunder.  In the event of a judicial sale pursuant to a foreclosure decree, it is understood and agreed that Lender or its assigns may become the purchaser of the Property or any part thereof; and

(2)Lender may, by following the procedures and satisfying the requirements prescribed by applicable law, foreclose on only a portion of the Property and, in such event, said foreclosure shall not affect the lien of this Deed of Trust on the remaining portion of the Property foreclosed; or

(c)	Lender may foreclose this Deed of Trust, insofar as it encumbers the Property, either by judicial action or through Trustee. It is hereby specifically agreed and understood that the Property is not agricultural real estate as defined in § 38-38-302(4), C.R.S. Should Lender elect to foreclose by exercise of the power of sale herein contained, Lender shall deposit with Trustee such receipts and evidence of expenditures made and secured hereby as Trustee may require, and shall file notice with the Trustee (A) declaring that an Event of Default has occurred hereunder, (B) making its election and demand for sale in writing as provided by law, and (C) requesting that the Property be advertised for sale and sold in accordance with the laws of the State of Colorado. Upon receipt of such notice of election and demand for sale from Lender, the Trustee shall cause a copy of the same to be recorded in the clerk and recorder’s office of the county in which the Property is located, and thereupon the Trustee shall sell and dispose of the Property at public auction, public notice having been previously given of the time and place of such sale at such place authorized by law and specified in such notice in accordance with the laws of the State of Colorado in some newspaper of general circulation at the time published in said county, together with such other notice, if any, as may then be required by law and shall issue, execute, and deliver a certificate of purchase, public trustee’s deed, or certificate of redemption in the manner provided by law to the party entitled thereto. The public trustee’s deed may be in the ordinary form of conveyance. Any person, including, without limitation, Lender, may purchase at such sale and Grantor hereby covenants to warrant and defend the title to such purchaser or purchasers against claims made by or through Grantor; and

(d)	In accordance with the provisions of Colorado statutes, Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale and from time to time thereafter, may postpone such sale by public announcement at the time fixed by the preceding postponement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement; and
(e)	The power of sale under this Deed of Trust shall not be exhausted by any one or more sales (or attempts to sell) as to all or any portion of the Property remaining unsold, but shall continue unimpaired until the earlier to occur of the following events: (a) all of the Property has been sold by exercise of the power of sale herein contained; and (b) all Indebtedness of Grantor to Lender has been paid in full;
(f)	After sale of the Property, or any portion thereof, Grantor will be divested of any and all interest and claim thereto, including any interest or claim to all insurance policies, bonds, loan commitments and other intangible property covered hereby. Additionally, with respect to the Land, Improvements, Fixtures and Personalty, after a sale of all or any portion thereof, Grantor will be considered a tenant at sufferance of the purchaser of the same, and said purchaser shall be entitled to immediate possession thereof, and if Grantor shall fail to vacate the Property immediately, the purchaser may and shall have the right, without further notice to Grantor, to go into any court of competent jurisdiction

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in any county in which the Property is located and file an action in unlawful detainer, which action shall lie against Grantor or its assigns or legal representatives, as a tenant at sufferance. This remedy is cumulative of any and all remedies the purchaser may have hereunder or otherwise; and/or
(g)	Exercise any or all of the remedies of a secured party under the Code with respect to the Collateral.
ARTICLE IX
ENVIRONMENTAL, HEALTH, AND SAFETY MATTERS
9.01DEFINITIONS.  For the purposes of this Deed of Trust, Grantor and Lender agree that, unless the context otherwise specifies or requires, the following terms shall have the following meanings:
(a)	“Environmental Claim” means any investigative, enforcement, cleanup, removal, containment, remedial, or other governmental or regulatory action at any time threatened, instituted, or completed pursuant to any Governmental Requirements against Grantor or against or with respect to the Property or its use, and any claim threatened or made by any person against Grantor or against or with respect to the Property or its use relating to damage, contribution, cost recovery, compensation, or injury resulting from any alleged breach or violation of any Governmental Requirements.
(b)	“Environmental Condition” means any condition, circumstances, or matter related to or connected with the Property or Grantor’s ownership and use of the Property which is covered by any Governmental Requirements.
(c)	“Governmental Requirements” means any and all laws, statutes, ordinances, rules regulations, orders, or determinations of any governmental authority, whether federal, state, county, city, or otherwise pertaining to health, safety, or the environment in effect in any and all jurisdictions in which Grantor conducts business or where the Property is located.
(d)	“Hazardous Materials” means (i) any “hazardous waste” as defined by RCRA, and regulations promulgated thereunder; (ii) any “hazardous substance” as defined by CERCLA, and regulations promulgated thereunder; (iii) any toxic substance as defined under or regulated by the Toxic Substances Control Act; (iv) asbestos, polyclorinated biphenyls, radon, or explosive or radioactive materials; (v) underground and above ground storage tanks, whether empty, filled or partially filled with any substance, including without limitation any petroleum product or any other “hazardous substance;” (vi) any substance the presence of which on the Property is prohibited by any Governmental Requirements; and (vii) any other substance which by any Governmental Requirements requires special handling or notification of any federal, state, or local governmental entity in its collection, storage, treatment, or disposal.
(e)	“Hazardous Materials Contamination” means the contamination (whether presently existing or hereafter occurring) of any improvements, facilities, soil, groundwater, air, or other elements on or of the Property by Hazardous Materials, or the contamination of the buildings, facilities, soil, groundwater, air, or other elements on or of any other property as a result of Hazardous Materials at any time (whether before or after the date of this Deed of Trust) emanating from the Property.
9.02REPRESENTATIONS AND WARRANTIES.  Grantor represents and warrants to Lender that:

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(a)	Grantor has obtained all necessary permits, licenses, and authorizations for the Property and Grantor’s use of the Property, including without limitation all necessary permits, licenses, and authorizations for Grantor’s intended development of the Property, construction of the Improvements, or any other improvements to or construction on the Property, if applicable; and
(b)	The Property is in compliance with all Governmental Requirements, and Grantor’s intended use of the Property will comply with all Governmental Requirements; and
(c)	Not in limitation of the foregoing, that: (i) no Hazardous Materials are now located on the Property, and neither Grantor nor, to the best of Grantor’s knowledge and belief after due inquiry, any other person has ever caused or permitted any Hazardous Materials to be placed, held, located, or disposed of on, under, or at the Property or any part thereof; (ii) no part of the Property is being used or to the best of Grantor’s knowledge and belief after due inquiry, has been used at any previous time for the disposal, storage, treatment, processing, or other handling of Hazardous Materials, nor is any part of the Property affected by any Hazardous Materials contamination; (iii) to the best of Grantor’s knowledge and belief after due inquiry, no property adjoining the Property is being used, or has ever been used at any previous time, for the disposal, storage, treatment, processing, or other handling of Hazardous Materials, nor is any other properly adjoining the Property affected by Hazardous Materials Contamination; (iv) to the best of Grantor’s knowledge and belief after due inquiry, no investigation, administrative order, consent order and agreement, litigation, or settlement with respect to Hazardous Materials or Hazardous Materials Contamination is proposed, threatened, anticipated or in existence with respect to the Property; and (v) to the best of Grantor’s knowledge and belief after due inquiry, the Property is not currently on and has never been on any federal or state “Superfund” or “Superlien” list.
9.03GRANTOR’S COVENANTS.  Grantor agrees to (a) give notice to Lender immediately upon Grantor’s acquiring knowledge of the presence of any Hazardous Materials on the Property or of any Hazardous Materials Contamination with a full description thereof; (b) give notice to Lender immediately upon Grantor’s acquiring knowledge of any Environmental Claim; (c) comply at all times with any Governmental Requirements applicable to the Property; (d) require all employees, agents, or representatives of Grantor, all tenants and their agents and employees, and all contractors, subcontractors, suppliers, or other persons performing or involved in the construction or maintenance of the Property and Improvements to comply at all times with all Governmental Requirements; (e) provide Lender with satisfactory evidence of such compliance with Governmental Requirements; and (f) provide Lender, within thirty (30) days after demand by Lender, with a bond, letter of credit, or similar financial assurance evidencing to Lender’s satisfaction that the necessary funds are available to pay the cost of complying with any Governmental Requirements, including without limitation removal, treatment and disposal of Hazardous Materials on the Property or Hazardous Materials Contamination to the Property and discharge of any assessments or liens which may be established on or against the Property as a result thereof.
9.04SITE ASSESSMENTS.  Lender (by its officers, employees, and agents) at any time and from time to time, either prior to or after the occurrence of an Event of Default, may contract for the services of persons (the “Site Reviewers”) to perform site assessments (“Site Assessments”) on the Property for the purpose of determining whether there exists on the Property any Environmental Condition which could reasonably be expected to result in a violation of any Governmental Requirements or in an Environmental Claim.  The Site Assessments may be performed at any time upon reasonable notice to Grantor, and under reasonable conditions established by Grantor which do not impede the performance of the Site Assessments.  The Site Reviewers are authorized to enter upon the Property for such purposes.  The Site Reviewers are further authorized to perform both above and below the ground testing for environmental damage or the presence of Hazardous Materials on the Property and such

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other tests on the Property as may be necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers.  Grantor will supply to the Site Reviewers such historical and operational information regarding the Property as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters.  On request, Lender shall make the results of such Site Assessments fully available to Grantor, which (prior to an Event of Default hereunder) may, at Grantor’s election, participate under reasonable procedures in the direction of such Site Assessments and the description of tasks of the Site Reviewers.  The cost of performing such Site Assessments shall be paid by Grantor upon demand of Lender during the occurrence and continuation of any Event of Default and any such obligations shall be Indebtedness secured by this Deed of Trust.
9.05INDEMNIFICATION.  Grantor, for valuable consideration which Grantor acknowledges receiving, shall defend, indemnify, and hold harmless Lender from and against any and all liabilities (including strict liability, actions, demand, penalties, losses, costs, or expenses (including without limitation attorneys’ fees and expenses, and remedial costs), suits, costs of any settlement or judgment and claims of any and every kind whatsoever which may now or in the future (whether before or after the release of this Deed of Trust) be paid, incurred, or suffered by or asserted against Lender by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of and violation or breach of any Governmental Requirements or any Environmental Claim, regardless of whether or not caused by or within the control of Grantor OR Lender, EXCEPTING ONLY THE Grossly NEGLIGENT ACTS OR OMMISSIONS OF LENDER OR ANYONE ACTING ON LENDER’S BEHALF OR AT ITS DIRECTION.  The representations, covenants, warranties, and indemnification contained in this Article IX shall survive the release of this Deed of Trust.
9.06LENDER’S RIGHTS.  Lender shall have the right, but not the obligation, prior or subsequent to an Event of Default, without in any way limiting Lender’s other rights and remedies under this Deed of Trust, to enter onto the Property or to take such other actions as it deems necessary or advisable to clean up, remove, resolve, or minimize the impact of, or otherwise deal with, any Environmental Condition on the Property following receipt of any notice from any person or entity asserting the existence of any Environmental Condition pertaining to the Property or any part thereof which if true, could result in an order, suit, imposition of a lien on the Property, or other action and/or which, in Lender’s sole opinion, could jeopardize Lender’s security under this Deed of Trust.  All costs and expenses paid or incurred by Lender in the exercise of any such rights shall be Indebtedness secured by this Deed of Trust and shall be payable by Grantor upon demand.
9.07NO WAIVER.  Notwithstanding any provision in this Article IX or elsewhere in this Deed of Trust, or any rights or remedies granted by this Deed of Trust, Lender does not waive and expressly reserves all rights and benefits now or hereafter accruing to or available to Lender under the ‘security interest exception’ set forth in 40 C.F.R. § 300.1100.  No action taken by Lender pursuant to this Deed of Trust or any other Loan Document shall be deemed or construed to be a waiver or relinquishment of any rights or benefits under the “secured creditor exemption ”or“ secured party exemption” under CERCLA.
ARTICLE X
MISCELLANEOUS PROVISIONS
10.01RELEASE.  Upon payment of all sums and the performance of all obligations secured by this Deed of Trust, Lender shall release this Deed of Trust.  Grantor shall pay Lender’s reasonable costs incurred in releasing this Deed of Trust.

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10.02WAIVERS.  To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Grantor, and/or Guarantor by any present or future laws exempting the Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, extension of time for payment (except statutory rights to redeem and rights to cure); (b) all notices of any Event of Default (except as may be provided for under the terms hereof) or of Lender’s election to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents; (c) any right to appraisal or marshaling of assets or a sale in inverse order of alienation; (d) the exemption of homestead; and (e) the administration of estates of decedents, or other matter whatever to defeat, reduce or affect the right of Lender under the terms of this Deed of Trust, to sell the Property for the collection of the Indebtedness secured hereby (without any prior or different resort for collection) or the right of Lender, under the terms of this Deed of Trust, to the payment of the Indebtedness out of the proceeds of sale of the Property in preference to every other person and claimant whatever (only reasonable expenses of such sale being first deducted).

10.03NOTICES.  Notices hereunder shall be provided as set forth in the Loan Agreement.

10.04SUCCESSORS AND ASSIGNS BOUND.  The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Grantor.
10.05JOINT AND SEVERAL LIABILITY.  All covenants and agreements of Grantor (if more than one) shall be joint and several.
10.06AGENTS.  In exercising any rights hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender.
10.07COMPLIANCE WITH MORTGAGE FORECLOSURE LAW.  In the event that any provision in this Deed of Trust shall be inconsistent with any provision of the statutes or common law of the State of Colorado governing the foreclosure of this Deed of Trust (collectively, the “Foreclosure Laws”), the provisions of the Foreclosure Laws shall take precedence over the provisions of this Deed of Trust, but shall not invalidate or render unenforceable any other provision of this Deed of Trust that can be construed in a manner consistent with the Foreclosure Laws.
10.08GOVERNING LAW.  THIS DEED OF TRUST AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, PROVIDED HOWEVER, THAT THE PROVISIONS FOR THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS CREATED HEREUNDER SHALL BE GOVERNED BY COLORADO LAW TO THE EXTENT NECESSARY FOR THE VALIDITY AND ENFORCEMENT THEREOF.
10.09SEVERABILITY.  In the event that any provision of this Deed of Trust conflicts with applicable law, such conflict shall not affect other provisions of this Deed of Trust which can be given effect without the conflicting provisions, and to this end the provisions of this Deed of Trust are declared to be severable.
10.10PARTIAL INVALIDITY.  In the event any portion of the sums intended to be secured by this Deed of Trust cannot be lawfully secured hereby, payments in reduction of such sums shall be applied first to those portions not secured hereby.

Ex 10.226

10.11CAPTIONS.  The captions and headings of the Articles and Sections of this Deed of Trust are for convenience only and are not to be used to interpret or define the terms and provisions of this Deed of Trust.
10.12DEFINITIONS.  Capitalized terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the applicable Uniform Commercial Code (the “Code”).  All references to dollar amounts shall mean amounts in lawful money of the United States of America.
10.13WAIVER OF JURY TRIAL.  GRANTOR AND LENDER EACH WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (i) UNDER THIS DEED OF TRUST OR ANY RELATED DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ANY RELATED DOCUMENT OR (ii) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION HEREWITH, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  GRANTOR AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST LENDER OR ANY OTHER PERSON INDEMNIFIED UNDER THIS DEED OF TRUST ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.
10.14PATRIOT ACT NOTICE.  LENDER HEREBY NOTIFIES GRANTOR THAT PURSUANT TO THE REQUIREMENTS OF THE USA PATRIOT ACT, 31 U.S.C. § 5318 (THE “ACT”), IT IS REQUIRED TO OBTAIN, VERIFY AND RECORD INFORMATION THAT IDENTIFIES GRANTOR, WHICH INFORMATION INCLUDES THE NAME AND ADDRESS OF GRANTOR AND OTHER INFORMATION THAT WILL ALLOW SUCH LENDER TO IDENTIFY GRANTOR AND IN ACCORDANCE WITH THE ACT.
10.15FACT ACT CERTIFICATION.  Grantor hereby acknowledges that Lender may report information about the Indebtedness of Grantor to credit bureaus.  Late payments, missed payments or other defaults on the Indebtedness may be reflected in Grantor’s credit report.

NOTICE OF FINAL AGREEMENT

THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS TO WHICH GRANTOR IS A PARTY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THE SAME MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Grantor Initials)

NOTICE OF INDEMNIFICATION

GRANTOR HEREBY ACKNOWLEDGES AND AGREES THAT THIS DEED OF TRUST CONTAINS CERTAIN INDEMNIFICATION PROVISIONS (INCLUDING, WITHOUT LIMITATION, THOSE CONTAINED IN SECTIONS 4.08 AND 9.05 HEREOF) WHICH, IN CERTAIN CIRCUMSTANCES, COULD INCLUDE AN INDEMNIFICATION BY GRANTOR OF LENDER FROM CLAIMS OR LOSSES ARISING AS A RESULT OF LENDER’S OWN NEGLIGENCE.

(Grantor Initials)

Ex 10.226

EXECUTED as of the date of the acknowledgement below, but to be effective as of the date first written above.

GRANTOR:

LF3 RIFC, LLC,

a Delaware limited liability company

By: Lodging Fund REIT III OP, LP,

a Delaware limited partnership, its sole member

By: Lodging Fund REIT III, Inc.,

a Maryland corporation, its general partner

By: /s/ Samuel C. Montgomery

Name:  Samuel C. Montgomery

Title:  Chief Financial Officer

STATE OF NORTH DAKOTA)

) SS.

COUNTY OF CASS)

I, _Barbara Villella_, the undersigned, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Samuel C. Montgomery, as Chief Financial Officer of Lodging Fund REIT III, Inc., a Maryland corporation and general partner of Lodging Fund REIT III OP, LP, a Delaware limited partnership and sole member of LF3 RIFC, LLC, a Delaware limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Chief Financial Officer, appeared before me this day in person and acknowledged that he/she signed and delivered said instrument as his/her own free and voluntary act and as the free and voluntary act as said Chief Financial Officer, on behalf of said entity.

GIVEN under my hand and Notarial Seal this 1 day of August, 2022.

/s/ Barbara Villella

(SEAL)Notary Public, State of North Dakota

My Commission Expires: Feb 23, 2026

Ex 10.226

LF3 RIFC TRS, LLC,

a Delaware limited liability company

By: Lodging Fund REIT III TRS, Inc.,

a Delaware corporation, its sole member

By: /s/ Samuel C. Montgomery

Name:  Samuel C. Montgomery

Title:  Chief Financial Officer

STATE OF NORTH DAKOTA)

) SS.

COUNTY OF CASS)

I, _Barbara Villella_, the undersigned, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Samuel C. Montgomery, as Chief Financial Officer of Lodging Fund REIT III TRS, Inc., a Delaware corporation and sole member of LF3 RIFC TRS, LLC, a Delaware limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Chief Financial Officer, appeared before me this day in person and acknowledged that he/she signed and delivered said instrument as his/her own free and voluntary act and as the free and voluntary act as said Chief Financial Officer, on behalf of said entity.

GIVEN under my hand and Notarial Seal this 1 day of August, 2022.

/s/ Barbara Villella

(SEAL)Notary Public, State of North Dakota

My Commission Expires: _Feb 23, 2026__

DOCUMENT PREPARED BY:

Clifton M. Dugas, II

Foley & Lardner, LLP

2021 McKinney Ave., Suite 1600

Dallas, Texas 75201

Ex 10.223

EXHIBIT A

LEGAL DESCRIPTION

PARCEL 1:

LOT 1, OAKRIDGE BUSINESS PARK FILING NO. 25 P.U.D. - RESIDENCE INN, CITY OF FORT COLLINS, COUNTY OF LARIMER, STATE OF COLORADO.

PARCEL 2:

LOT 4, OAKRIDGE BUSINESS PARK - BLOCK 4, CITY OF FORT COLLINS, COUNTY OF

LARIMER, STATE OF COLORADO.

PARCEL 3:

NON-EXCLUSIVE EASEMENTS FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS, AND FOR VEHICULAR PARKING AS SET FORTH IN DECLARATION OF PROTECTIVE COVENANTS, CONDITIONS, RESTRICTIONS AND GRANTS OF EASEMENTS RECORDED FEBRUARY 22, 2000 UNDER RECEPTION NO. 2000011344.

Property Address:1127 Oakridge Drive, Fort Collins, Colorado 80525